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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 10, 2007

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                         THE HAIN CELESTIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

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            Delaware                    0-22818                22-3240619
  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

                    58 South Service Road, Melville, NY 11747
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 730-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On April 10, 2007, the Board of Directors of The Hain Celestial Group, Inc. (the "Company") increased the size of the Board from eleven directors to twelve directors in accordance with applicable provisions of the Company's Amended and Restated By-laws and, upon the recommendation of the Corporate Governance and Nominating Committee, elected Richard C. Berke to fill the resulting vacancy, effective immediately. Mr. Berke will serve as a director until the Company's next annual meeting of the stockholders and until his successor is duly elected and qualified. For his service, Mr. Berke will receive fees pursuant to the compensation arrangements provided to the Company's other non-employee directors.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 10, 2007

                                             THE HAIN CELESTIAL GROUP, INC.
                                             (Registrant)


                                             By:    /s/ Ira J. Lamel
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                                             Name:  Ira J. Lamel
                                             Title: Executive Vice President and
                                                    Chief Financial Officer